UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
DECEMBER 5, 2007
First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	0-25980	34-1558688

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of principle executive offices)
Registrant’s telephone number, including area code: (419) 625-4121
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.
Election Deadline Extended For Proposed First Citizens Banc Corp/Futura Banc Corp. Merger
In accordance with the terms of the Agreement and Plan of Merger, dated as of June 7, 2007, by and between First Citizens Banc Corp (“First Citizens”) and Futura Banc Corp. (“Futura”), the deadline for Futura shareholders to submit an Election Form/Letter of Transmittal to First Citizens’ exchange agent, Illinois Stock Transfer Company (the “Election Deadline”), has been extended beyond the anticipated Election Deadline set forth in the Election Form/Letter of Transmittal mailed to Futura shareholders on or about October 10, 2007. The new Election Deadline is 4:00 p.m., Central Time, on December 12, 2007, which is five calendar days prior to the anticipated closing date of the merger of Futura with and into First Citizens (which currently is anticipated to occur on December 17, 2007). If the closing of the merger is extended for any reason, the Election Deadline will be further extended until up to five calendar days prior to the new anticipated closing date. In this event, First Citizens will file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) to announce the new Election Deadline at least seven trading days prior to the new anticipated closing date.
Futura shareholders who have questions regarding their Election Form/Letter of Transmittal should contact First Citizens’ exchange agent, Illinois Stock Transfer Company, at (312) 427-2953 or (800) 757-5755 between 9:00 a.m. and 4:00 p.m., Central Time, Monday through Friday.
Additional Information About the Proposed Merger
First Citizens has filed with the SEC a Registration Statement on Form S-4 concerning the proposed merger, which included the prospectus/proxy statement that was mailed to shareholders of Futura and First Citizens on or about October 2, 2007. WE URGE INVESTORS TO READ THESE DOCUMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors may obtain these documents free of charge at the SEC’s website, www.sec.gov. In addition, documents filed with the SEC by First Citizens are available free of charge from the Secretary of First Citizens at 100 East Water Street, Sandusky, Ohio, telephone (419) 625-4121. Copies of all recent proxy statements and annual reports of First Citizens are also available free of charge from First Citizens by contacting the company secretary.
This communication shall not constitute an offer to sell or the solicitation of and offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification of the securities under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Citizens Banc Corp
(Registrant)

Date: DECEMBER 5, 2007	/s/ James O. Miller
James O. Miller,
Executive Vice President